Cash Flow Information	12 Months Ended
Mar. 31, 2012
Cash Flow Information

4. Cash Flow Information

Cash payments during fiscal 2010, 2011 and 2012 are as follows:

	Millions of yen			Millions of U.S. dollars
	2010	2011	2012	2012
Cash payments:
Interest	¥85,801	¥121,253	¥116,271	$1,415
Income taxes	43,927	50,153	49,190	598

As non-cash investing activities, the Company and its subsidiaries assumed ¥27,688 million, ¥142,906 million and ¥38,437 million ($468 million) of liabilities in connection with acquisitions in fiscal 2010, 2011 and 2012, respectively.

Affiliate’s common stocks of ¥26,617 million were exchanged in connection with a sale of subsidiary in 2010. In addition, the Company sold a portion of a subsidiary’s ownership interest and the subsidiary became an equity-method affiliate after the sale during fiscal 2010. As a result, a loan of ¥95,547 million provided to the former subsidiary became a loan to the affiliate, and with the equity investment in the affiliate of ¥25,828 million, the balance of investment in affiliates increased by a total of ¥121,375 million. The sale of the subsidiary’s ownership interest is disclosed in Note 12 “Investment in Affiliates”.

Moreover, real estate under operating leases of ¥83,018 million, ¥59,783 million and ¥90,398 million ($1,100 million) were transferred from installment loans and investment in securities in fiscal 2010, 2011 and 2012, respectively, as a result of real estate collateral acquired from non-recourse loans.

For VIEs that were consolidated as a result of the application of new accounting standards starting from fiscal 2011, see Notes 11 “Variable Interest Entities”.